EXHIBIT 10.40


                            THE NEPTUNE SOCIETY, INC.

                    DEBENTURE AND WARRANT AMENDMENT AGREEMENT

     This Debenture and Warrant Amendment Agreement (this "Agreement") is effective as of December 31, 2001 (the "Effective Date"), by and between The Neptune Society, Inc., a Florida corporation (the "Company"), CapEx, L.P., a Delaware limited partnership ("CapEx"), and D.H. Blair Investment Banking Corp., a New York corporation ("DHB") (together with CapEx, the "Holders"). The Company and the Holders are collectively referred to herein as the "Parties" and each a "Party."

                                    RECITALS

     1. The Company and the Holders are parties to a Debenture and Warrant Purchase Agreement dated November 24, 1999, pursuant to which the Company issued certain securities to CapEx and DHB (the "Purchase Agreement");

     2. The Company issued to CapEx pursuant to the Purchase Agreement: (i) a Convertible Debenture dated December 24, 1999 in the initial principal amount of $3,000,000 (the "CapEx Debenture"), due February 24, 2005 and convertible into shares of the Company's common stock, par value $0.002 ("Common Stock"); (ii) a Warrant initially exercisable to purchase 120,000 shares of Common Stock at $5.21 per share, subject to certain adjustments (the "CapEx Warrant No. 1"); and (iii) a Warrant initially exercisable to purchase 120,000 shares of Common Stock at $6.25 per share, subject to certain adjustments (the "CapEx Warrant No. 2");

     3. The Company issued to DHB pursuant to the Purchase Agreement: (i) a Convertible Debenture dated December 24, 1999 in the initial principal amount of $2,000,000 (the "DHB Debenture"), due February 24, 2005, convertible into Common Shares; (ii) a Warrant exercisable to purchase 80,000 shares of Common Stock, at $5.21 per share, subject to certain adjustments (the "DHB Warrant No. 1"); and (iii) a Warrant exercisable to purchase 80,000 shares of Common Stock, at $6.25 per share, subject to certain adjustments (the "DHB Warrant No. 2");

     4. The Company has entered into certain transactions, which have triggered adjustments to effective conversion price of the CapEx Debenture and the DHB Debenture (collectively, the "Debentures") and the exercise price of the CapEx Warrant No. 1, CapEx Warrant No. 2, DHB Warrant No. 1 and DHB Warrant No. 2 (collectively, the "Warrants");

     5. The Company and CapEx have entered into a Memorandum of Understanding dated February 13, 2002 (the "MOU"), under which the parties are agreeing, effective as of the Effective Date: (i) to amend Section 3.1 to adjust the Conversion Ratio (as defined therein) of the Debentures to adjust the effective conversion price of the Debentures to $3.00 per share, subject to future adjustments under the terms thereof; (ii) to delete Section 5.16 of the Debentures



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          to eliminate  the "full  ratchet"  anti-dilution  provision;  (iii) to amend Section 3.3 of the Debentures to provide that, in the event the Company's Common Stock is combined into a smaller number of shares, the Conversion Ratio shall not be adjusted below a ratio that would increase the effective conversion price above $3.00 per share (after giving effect to the adjustment) subject to certain limitations on conversion; (iv) to amend Section 1.1 of the Debentures to provide that beginning with the regularly scheduled interest payment due in June 2003, the Company shall pay the Holders interest on the Principal Amount and all accrued and unpaid Current Interest (as defined therein) at the rate of 13% per annum, payable in cash, monthly in arrears; (v) to amend Section 1.1 to provide that beginning with the regularly scheduled interest payment due in June 2003, the Company shall begin to pay the Holders, subject to certain limitations, the accrued Deferred Interest in monthly installment payments of $25,000 until paid in full; (vi) to amend Section 5.18 to change the Fixed Charge Coverage Ratio (as defined therein); and (vii) to amend the Warrants to decrease the Exercise Price to $3.00 per share, subject to future adjustments under the terms thereof.

     6. Under the terms of the MOU, the parties are also agreeing effective as of the Closing Date (as defined in Section 3.1, below): (i) to issue to the Holders, on a pro rata basis, a total of 675,000 shares of Common Stock as a restructuring fee, and (ii) to provide the Holders with certain preemptive rights to maintain their pro rata interest in the Company (based on the percentage interest represented by the shares issued as the restructuring fee) in the event the Company offers to sell Common Stock or Equity Securities (as defined in Section 2.2, below).

     In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. AGREEMENT TO AMEND AND RESTATE CONVERTIBLE DEBENTURES AND WARRANTS; LIMITATION ON CONVERSION

     1.1 Amendment of Debentures. Subject to the terms and conditions hereof, at Closing (as defined in Section 3.1 below), the Company and the Holders hereby agree to amend the Debentures, each amendment to the Debentures to be in the forms attached hereto as Exhibit A (each, a "Debenture Amendment") and effective as of the Effective Date, to, among other things, be convertible (subject to adjustment and in accordance with the terms thereof) into the number of shares of the Company's Common Stock set forth opposite the name of each of the Holders after giving effect to such amendments:

    Holder      Debenture No.       Principal Amount     Shares Convertible Into
    ------      -------------       ----------------     -----------------------

    CapEx            1                 $3,000,000             1,000,000
    DHB              2                 $2,000,000               666,667



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The CapEx Debenture, as amended by the Debenture Amendment is referred to herein as the "CapEx Amended Debenture," and the DHB Debenture, as amended by the Debenture Amendment is referred to herein as the "DHB Amended Debenture."

     1.2 Limitation on Conversion. Until the earlier of: (a) the Company issuing shares of Common Stock or Equity Securities (as defined in Section 2.2 below) in satisfaction of $750,000 or more of its present aggregate debt liabilities owed to either (i) Consulting Commerce Distribution AG/SA/LTD in the amount of
$1,500,000 and/or (ii) Private Investment Company, Ltd. in the amount of $1,000,000; (b) the Company issuing new shares of Common Stock or Equity Securities for gross cash consideration of at least $1,000,000; (c) the Company issuing at least 1,000,000 shares (as adjusted to give effect to any capital reclassification, stock dividend, subdivision, split up, combination, consolidation or other reorganization of Common Stock) of Common Stock or Equity Securities (which Equity Securities would include any preferred stock or convertible securities which are at the time of issuance or could at some future time be convertible into Common Stock); (d) 120 days after the Company effects the Reverse Stock Split (as defined in Section 7.2 below); or (e) 180 days after the Closing Date (as defined in Section 3.1 below):

          (1) in no event shall CapEx, its affiliates or a transferee of all or a portion of the CapEx Amended Debenture convert, in one or more transactions, all or a portion of the CapEx Amended Debenture, in any transaction which upon giving effect to one or more conversions, would cause the Company to issue to CapEx, its affiliates or a transferee of all or a portion of such CapEx Amended Debenture, an aggregate number of shares of Common Stock (issued as a result of such conversions) that would exceed 11.99% of the outstanding shares of the Common Stock immediately following the last such conversion; and

          (2) in no event shall DHB, its affiliates or a transferee of all or a portion of the DHB Amended Debenture convert, in one or more transactions, all or a portion of the DHB Amended Debenture, in any transaction which upon giving effect to one or more conversions, would cause the Company to issue to DHB, its affiliates or a transferee of all or a portion of such DHB Amended Debenture, an aggregate number of shares of Common Stock (issued as a result of such conversions) that would exceed 7.99% of the outstanding shares of the Common Stock immediately following the last such conversion.

Each of the Holders agrees that if it decides to transfer all or a portion of a Debenture prior to the occurrence of any one of the conditions set forth in subsections (a), (b), (c), (d) and (e) of this Section 1.2, the Holder will not sell, assign or otherwise transfer such Debenture, directly or indirectly, unless the purchaser, assignee or transferee agrees to be bound by the limitations on conversion set forth in this Section 1.2.

     1.3 Amendment of Warrants. Subject to the terms and conditions hereof, at Closing (as defined in Section 3.1 below), the Company and the Holders hereby agree to amend the Warrants, each amendment to the Warrants to be in the forms attached hereto as Exhibit B (each, a "Warrant Amendment") and effective as of the Effective Date, to be exercisable (subject to



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

adjustment as therein provided) to purchase from the Company the number of shares of the Company's Common Stock at the respective exercise prices as set forth opposite the name of such Holder:

    Holder     Warrant No.       Shares Purchasable      Initial Exercise Price
    ------     -----------       ------------------      ----------------------

    CapEx          1                  60,000                     $3.00

    CapEx          2                  60,000                     $3.00

    DHB            3                  40,000                     $3.00

    DHB            4                  40,000                     $3.00


     1.4 Condition for Rescission and Termination of Certain Debenture Amendments. The Company and the Holders hereby agree that if the Company fails to effect the Reverse Stock Split (as defined in Section 7.2) on or before June 30, 2002, then without further action by the Company or the Holders, (a) the Warrant Amendment shall be amended to delete in its entirety Section 4 related to the Conversion Ratio Cap (as defined therein) and such section shall be null and void ab initio; (b) the Debenture Amendment shall be amended to delete in its entirety Section 7 related to the amendment and restatement of Section 3.3 of the Debenture to provide, among other things, the Conversion Ratio Cap (as defined therein) and such section shall be null and void ab initio; and (c) the Debenture Amendment shall be amended to delete in its entirety Section 10 related to the deletion of Section 5.16 of the Debentures to eliminate the "full ratchet" anti-dilution provision (to apply, however, only to the extent such Debentures have not been previously converted) and such section shall be null and void ab initio. Notwithstanding the foregoing, the Company and the Holders hereby agree that Section 5.16 of the Debentures shall not apply any offer or sale of Equity Offerings (as that term is defined in Section 5.16(b) of the Debentures) specifically set forth on Schedule 4.2 of this Agreement.

Except as otherwise provided in this Section 1.4, the remaining terms, conditions, representations, warranties and covenants set forth in this Agreement, the Debenture Amendments (to apply, however, only to the extent such Debentures have not been previously converted), and the Warrant Amendments shall be binding on the Company and the Holders.

2.   RESTRUCTURING FEE

     2.1 Restructuring Fee. At Closing, the Company will issue the Holders a total of 675,000 shares of the Company's Common Stock as a restructuring fee (the "Consideration Shares") in consideration of amending the Debentures and Warrants, under the terms provided herein, in the amounts set out opposite the name of each Holder:

         Holder                    Consideration Shares
         ------                    --------------------
         CapEx                            405,000

         DHB                              270,000


     2.2 Preemptive Rights. Whenever the Board of Directors of the Company shall authorize the issuance and/or sale of (a) shares of Common Stock, (b) any other securities of the



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

Company entitled to participate with the Common Stock in a distribution of the Company's remaining assets (after distribution to all holders of securities entitled to such distribution in priority to the holders of Common Stock), or
(c) any rights, options or warrants to purchase, or securities of any type whatsoever (except for stock options to employees, officers or directors of the Corporation or any of its subsidiaries pursuant to employee stock option plans approved of by Agent not to exceed 10% of the issued and outstanding shares of Common Stock) that are, or may become, convertible into, or otherwise exchangeable for, securities of the type referred to in Section 2.2(a) or (b) (the securities described in (a), (b) and (c), hereinafter collectively referred to as "Equity Securities"), the Equity Securities shall first be ratably offered to the Holders effective on the date of the authorization by the Board of Directors of such issuance (the "Preemptive Rights"). The Holders (each, a "Preemptive Rightholder") shall be entitled to exercise preemptive rights for that number of such Equity Securities equal to the percentage the Consideration Shares represents of the total number of shares of Common Stock issued and outstanding on the close of business (5 p.m. Pacific time) on the Closing Date (the "Equity Percentage"). The Equity Percentage for CapEx will be 4.3096% and the Equity Percentage for DHB will be 2.8731%. Each Preemptive Rightholder shall be entitled to exercise the Preemptive Rights provided herein with respect to the whole of such proportionate share or with respect to only a part thereof. The Preemptive Rights provided herein are in addition to the preemptive rights contained in the Purchase Agreement.

     2.3 Consideration for Equity Securities. The Preemptive Rights provided for in Section 2.2 shall entitle Holder to subscribe for, purchase, or otherwise acquire any Equity Securities to be offered for sale, at a price which such Equity Securities are proposed to be offered for sale to others (net of any expenses of, or compensation for, underwriting or purchase of such Equity Securities by underwriters or dealers). In the event that the Company proposes to offer for sale to others any Equity Securities for a consideration other than cash, such Preemptive Rights shall be exercisable by a Preemptive Rightholder for cash, in an amount which shall equal the Fair Market Value of any consideration other than cash. The term "Fair Market Value" with respect to assets or property received by the Company or any other person shall be the fair market value, regardless of any prior accounting treatment, of such assets or property, determined in good faith by agreement of Agent (as defined below) and the Board of Directors of the Company. If Agent and the Board of Directors shall be unable to agree as to such Fair Market Value, the Fair Market Value shall be determined by the independent certified public accountant at that time retained by the Company to audit its books and records, and a determination by such independent certified public accountant shall be final, conclusive and binding or, if there be none, or if such accountant shall refuse or be unable to make such a determination then the Fair Market Value shall be determined in good faith by the Board of Directors of the Company, and the price paid by the Holders to purchase the Equity Securities shall be adjusted after the sole issue of Fair Market Value is submitted to and settled by binding arbitration under and pursuant to the Colorado Uniform Arbitration Act and the rules and regulations of the American Arbitration Association, and the decision or award of the arbitrator or arbitrators in such arbitration shall be final, conclusive and binding and a final judgment may be entered thereon by any court of competent jurisdiction.

     2.4 Issuance Notice. The Company shall, on or before the 5th business day after the date of authorization of the issuance of any Equity Securities, give notice to Agent (the



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

"Issuance Notice") of such authorization, which Issuance Notice shall specify the number of shares of Equity Securities to be issued, a full description of such class of Equity Securities and the offering price or Fair Market Value of the consideration thereof.

     2.5 Acceptance or Decline of Offer. The Preemptive Rights granted pursuant to Section 2.2 with respect to any Equity Securities to be issued by the Company shall be exercised by the Preemptive Rightholder by the giving of notice by Agent of such exercise (the "Preemptive Exercise Notice") within 10 business days after receipt by the Agent of the Issuance Notice (the "Preemptive Rights Period"). In the event any Preemptive Rightholder fails or declines to purchase his/her proportionate share of the Equity Securities so offered (a "Declining Rightholder"), the Equity Securities not purchased by the Declining Rightholders shall be offered for sale to those Preemptive Rightholders who shall have duly exercised their preemptive rights with respect to that issue (the "Accepting Rightholders"). Each Accepting Rightholder shall be entitled to purchase the Equity Securities not purchased by the Declining Rightholders (the "Reoffered Securities") in the proportion which the Equity Percentage of the Accepting
Rightholders bears to the aggregate of the Equity Percentages of all Accepting Rightholders; provided, however, that each Accepting Rightholder shall be entitled to exercise his/her preemptive rights to purchase Reoffered Securities only with respect to the whole of such proportionate share thereof and not with respect to only a part thereof. On the 1st business day after the expiration of the Preemptive Rights Period, the Agent shall give notice (the "Reoffer Notice") to Accepting Shareholders of the amount of Reoffered Securities available for purchase. The preemptive rights granted with respect to the Reoffered Securities shall be exercised by the giving of notice by Agent on behalf of an Accepting Rightholder of such exercise within the 2nd business day after receipt by the Accepting Rightholder of the Reoffer Notice; provided however, that each
Accepting Shareholder may provide notice of such shareholder's election to acquire all unpurchased Reoffered Securities in the event that any Accepting Rightholder fails or declines to purchase his/ her proportionate share of such Reoffered Securities, then such unpurchased Reoffered Securities shall be sold to those electing to acquire all unpurchased Reoffered Securities proportionately based on the Equity Percentage of the Accepting Rightholders making such election. The Agent shall provide the Company notice of any Preemptive Exercise Notice and Reoffer Notice no later than 5 business days after expiration of the Preemptive Rights Period. No later than 3 business days prior to the closing date of the Equity Securities offering, the Company shall give notice to Agent of such closing date and the Company shall close the Equity Securities offering concurrently with the sale of Equity Securities to Preemptive Rightholder exercising Preemptive Rights under the terms of Section 2.2.


3.   CLOSING

     3.1 The closing of the transactions contemplated under this Agreement (the "Closing") shall take place at 10:00 a.m. on March 15, 2002 at the offices of Dorsey & Whitney, LLP, 1420 Fifth Avenue, Suite 3400, Seattle, Washington, or at such other time or place as the Company and the Holders may mutually agree (such date being hereinafter referred to as the "Closing Date").



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

     3.2 At the Closing, upon and in consideration of the transactions contemplated under this Agreement, the Parties agree as follows:

          (a) the Company will execute and deliver to CapEx (i) the Debenture Amendment to the CapEx Debenture, (ii) the Warrant Amendment to the CapEx Warrant No. 1, and (iii) the Warrant Amendment to the CapEx Warrant No. 2;

          (b) CapEx will accept and acknowledge (i) the Debenture Amendment to the CapEx Debenture, (ii) the Warrant Amendment to the CapEx Warrant No. 1, and
(iii) the Warrant Amendment to the CapEx Warrant No. 2;

          (c) the Company will execute and deliver to DHB (i) the Debenture Amendment to the DHB Debenture, (ii) the Warrant Amendment to the DHB Warrant No.1, and (iii) the Warrant Amendment to the DHB Warrant No. 2; and

          (d) DHB will accept and acknowledge (i) Debenture Amendment to the DHB Debenture, (ii) the Warrant Amendment to the DHB Warrant No. 1, and (iii) the Warrant Amendment to the DHB Warrant No. 2.

4.   REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE COMPANY

     The Company hereby represents, warrants and covenants to each of the Holders as of the Closing Date:

     4.1 Organization, Subsidiaries, Good Standing, Qualification and Power and Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company and each Subsidiary has all requisite corporate power and authority (a) to execute and deliver this Agreement, the Debenture Amendments, the Warrant Amendments and the other agreements, instruments and documents contemplated to be executed and delivered by it pursuant to this Agreement (this Agreement, the Debenture Amendments, the Warrant Amendments and such other agreements instruments and documents being herein sometimes collectively referred to as the "Transaction Documents"), (b) to issue the Consideration Shares, (c) to issue the shares of the Company's Common Stock issuable upon conversion of the Debentures, as amended by the Debenture Amendments (the "Conversion Shares"), (d) to issue the shares of the Company's Common Stock issuable upon conversion of the Warrants, as amended by the Warrant Amendments (the "Warrant Shares"), and (e) to carry out the other provisions of the Transaction Documents.

     4.2 Capitalization. All issued and outstanding shares of the Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. The issued and outstanding capital stock of the Company immediately prior to the Closing will be as set forth on Schedule 4.2 attached hereto and incorporated by reference herein. Except as set forth on Schedule 4.2, there are no outstanding (or deemed outstanding) options, warrants, convertible debentures, convertible instruments, agreements or other rights to purchase or otherwise acquire upon conversion, exchange or otherwise from the Company any of its securities.



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

     4.3 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of the Transaction Documents and the performance of all of its obligations thereunder and for the authorization, sale, issuance and delivery of the Debenture Amendments, the Warrant Amendments, the Consideration Shares, the Conversion Shares and the Warrant Shares has been taken or will be taken prior to the Closing. The Conversion Shares and the Warrant Shares have been or will be, prior to the Closing, duly and validly reserved for issuance and, when issued upon conversion of the Debentures, as amended by the Debenture Amendments, or upon the exercise of the Warrants, as amended by the Warrant
Amendments, as the case may be, will be validly issued, fully paid and non-assessable, and the Consideration Shares will be validly issued, fully paid and non-assessable. The Company has taken or will take all such action as may be necessary to assure that an adequate number of shares of Common Stock is authorized and reserved for issuance of the Conversion Shares and the Warrant Shares. This Agreement has been duly authorized and executed by the Company. This Agreement, the Debenture Amendments, the Warrant Amendments, and the other Transaction Documents will, once executed, constitute, valid, legal and binding obligations of the Company enforceable in accordance with their terms, except to such limitations as may result from any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.

     4.4 Consents and Approvals. Except as required by the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, no filings with, notices to, or approvals of any governmental or regulatory body are required to be obtained or made by the Company in connection with the consummation of the transactions contemplated hereby.

     4.5 No Violations. The execution and delivery of this Agreement, the Debenture Amendments, the Warrant Amendments or the other Transaction Documents and the performance by the Company of its obligations hereunder and thereunder
(a) do not and will not conflict with or violate any provision of the Company's Articles of Incorporation or bylaws, and (b) do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body or other third party pursuant to, any law, statute, rule or regulation or any agreement or instrument or any order, judgment or decree to which the Company is subject or by which any of its assets are bound except for such consents which have been obtained by the Company.

     4.6 Rule 144. The Company has maintained and will continue to maintain all reports and documents and has taken all actions as may be necessary or useful in order to allow a holder of Registrable Securities (as defined in Section 6 below) to sell any such securities without registration in accordance with Rule 144 under the Securities Act.



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

5.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS

     The Holders each, severally and not jointly, hereby represent, warrant and covenant to the Company as of the Closing Date:

     5.1 Requisite Power and Authority. Such Holder has all necessary power and authority to execute and deliver this Agreement, the Debenture Amendments, and the Warrant Amendments and to carry out their provisions. All actions on such Holder's part required for the lawful execution and delivery of this Agreement, the Debenture Amendments, and the Warrant Amendments have been or will be effectively taken prior to the Closing.

     5.2 Investment Representations. Such Holder understands that none of the Debentures, as amended by the Debenture Amendments, the Warrants, as amended by the Warrant Amendments, the Consideration Shares, the Conversion Shares and the Warrant Shares to be acquired by such Holder has yet been registered under the Securities Act. Such Holder also understands that such Debentures, as amended by the Debenture Amendments, the Warrants, as amended by the Warrant Amendments, and Consideration Shares are being offered and sold pursuant to an exemption from registration contained in regulations under the Securities Act based in part upon such Holder's representations contained in this Agreement.

          (a)  Acquisition  for  Own  Account.  Such  Holder  is  acquiring  the
Consideration Shares for its own account for investment only, and not with a view towards distribution in violation of applicable securities laws.

          (b) Accredited Investor. Such Holder represents that it is an accredited investor within the meaning of Rule 501(a) of Regulation D as promulgated under the Securities Act.

          (c) Non-Foreign Status. Such Holder certifies that it is not a nonresident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended, and Income Tax Regulations).

          (d) Financial Experience. Such Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Debenture Amendment, the Warrant Amendments, the Consideration Shares, the Conversion Shares and the Warrant Shares (collectively, the "Securities") and it is able to bear the economic risk of loss of its entire investment.

          (e) Information. The Company has provided to such Holder the opportunity to ask questions and receive answers concerning the terms and conditions of the transactions contemplated in this Agreement and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

          (f) Transfer Restrictions. Such Holder agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

               (i)  the  sale  is  made  pursuant  to  registration   under  the
                    Securities Act;

               (ii) the  sale  is  made  pursuant  to  the  exemption  from  the registration requirements under the Securities Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

               (iii)the  Securities  are  sold in a  transaction  that  does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company.

          (g) Legends. Such Holder understands and agrees that the certificates representing the Securities will bear a legend stating that such shares have not been registered under the Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

          (h) Warrant Restrictions. Such Holder understands and agrees that the Warrants, as amended, may not be sold or transferred unless the Warrant Shares are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration requirements is available and that certificates representing the Warrants will bear a legend to such effect.

          (i) Notations. Such Holder consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein.

     5.3 Knowledge of Breach or Event of Default. As of the Closing Date, each Holder acknowledges and confirms that it has no knowledge and is not aware of any fact or circumstance that would cause or constitute a breach of or an event of default under the Purchase Agreement, the Debentures or the Warrants, other than as are cured by entering into this Agreement, and each Holder agrees that it is the intent of the Parties, without admitting any breach or event of default, to enter into this Agreement for the purposes of curing any breaches or events of default which may have arisen as a result of any Holder's knowledge of facts and circumstances as of the Date of Closing.

6.   REGISTRATION RIGHTS RELATING TO CONSIDERATION SHARES

     6.1 Definitions. As used in this Section 6, the following terms shall have the following respective meanings:

          (a) "Exchange Act" shall mean the Securities  Exchange Act of 1934, as
amended,   (or  any  similar  successor  federal  statute)  and  the  rules  and regulations thereunder, all as the same shall be in effect from time to time.

          (b) "Public Sale" means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144.

          (c) "registers," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the SEC.

          (d) "Registrable  Securities" shall mean (i) Consideration  Shares and
(ii) any Common Stock or Common Stock Equivalents issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in Sections 6.1(d)(i) and 6.1(d)(ii), provided, however, that Registrable Securities shall not include any such shares or Equity Securities that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.

          (e) "Registration Expenses" shall mean all expenses incurred in connection with effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel for the selling holders of Registrable Securities, but excluding Selling Expenses.

          (f) "Rule 144" shall mean Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

          (g) "SEC" shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (h)  "Securities  Act"  shall  mean the  Securities  Act of  1933,  as
amended,   (or  any  similar  successor  federal  statute)  and  the  rules  and regulations thereunder, all as the same shall be in effect from time to time.

          (i) "Selling Expenses" shall mean all stock transfer taxes, underwriting discounts, expenses for special counsel of a selling stockholder (in addition to the counsel referred to in the definition of "Registration Expenses") and selling commissions applicable to the sale of Registrable Securities.

     6.2 Demand Registration.

          (a) Request for Registration. Subject to Sections 6.2(b) and 6.2(e), at any time from the issue of the Consideration Shares, when any Registrable Securities are outstanding, any Holder may, by notice (the "Demand Notice") given by Agent, demand that the

Company effect one (1)  registration  under the Securities Act utilizing  either
(i) a registration on Form S-1, Form SB-2, if available, or any similar or successor form, or (ii) a registration on Form S-3 or any similar or successor form, if available (a "Demand Registration"). These Demand Registration rights are in addition to the rights granted in the Purchase Agreement.

          (b) Deferral of Demand Registration. The Company shall use its best efforts to file a registration statement with respect to a Demand Registration demanded pursuant to Section 6.2(a) as soon as practicable and in any event within 60 days after receipt of the Demand Notice; provided, however, that if the Company selects an underwriter to distribute the Registrable Securities covered by the Demand Registration as part of an offering of other securities of the Company, and such underwriter determines in good faith that, and provides Agent with a certificate (an "Underwriter Notice") of an officer of such underwriter certifying that in its view such Demand Registration would be materially detrimental to the Company or would negatively impact any other material corporate transaction and concludes, as a result, that it is advisable to defer the filing of such registration statement at such time, then the Company shall have the right to defer such filing for the period during which such registration would be detrimental; provided, however, that the Company may not defer the filing for a period of more than 90 days following receipt of the Demand Notice. In addition, and notwithstanding the Demand Notice, the Company shall not be required to effect a registration statement if, within 10 days after receiving any Demand Notice, the Company delivers a notice (a "Company Registration Notice") to Agent of its intent to file a registration statement within the following 60 days and does so file such registration within such time period. In addition, the Company may, not more than once in each calendar year and provided that in such calendar year neither an Underwriter Notice nor a Company Registration Notice shall have been previously given, and no Demand Notice shall have been given at any time prior thereto, be entitled to provide to Agent a written notice (a "Company Deferral Notice") stating that the Company has determined that it would be materially detrimental to the Company or would negatively impact on other material corporate transactions for Agent to give a Demand Notice within the period of 60 days following the date of receipt of such Company Deferral Notice, in which case, Agent shall not be permitted, during such 60 day period, to give a Demand Notice.

          (c) Underwriting. The right of any Holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such Holder's participation in such underwriting in accordance with the terms and conditions thereof, and Holder shall enter into an underwriting agreement in customary form with the underwriter and the Company.

          (d) Priorities. The Holders of Registrable Securities will have absolute priority over any other securities proposed to be included in a registered offering pursuant to Section 6.2(a) hereof. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. If the Registrable Securities are included in any underwritten offering, and the managing underwriter for such offering advises the Company that in its opinion the amount of the Registrable Securities to be included, when given absolute priority over any other securities proposed to be included in such underwritten offering as provided for in the first sentence of this Section 6.2(d), exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof (including the price at which such securities are to be sold), such number of Registrable Securities included in such registration shall be reduced, pro rata among the holders thereof based on the percentage of the outstanding Common Stock held by each such holder, by no more than 50% of the total number of Registrable Securities held by the Holder (an "Underwriter's Cut-Back"). In no event shall the Registrable Securities be subject to more than one Underwriter's Cut-Back unless expressly agreed to in writing by the Holders.

          (e) One  Registration.  Where the  Company  has  effected  the  Demand
Registration, it shall have no obligation to effect any further Demand Registrations; provided, however, that (i) where at any time within two (2) years after such Demand Registration was made pursuant to Section 6.2 the time period within which any issue or trade of Registrable Securities is required to be made under such registration has passed or will in 30 days pass, the Holders shall have the right to demand (by notice given by Agent on their behalf) that the Company effect a further registration (including, but not limited to, a new Demand Registration) as may be required for registration of the Registrable Securities or (ii) if such Demand Registration is subject to an Underwriter's Cut-Back, the Holders shall have (effective 30 days after completion of the offering in which the Underwriter's Cut-Back related) the right to demand (by notice given by Agent on their behalf) that the Company effect a further registration (including, but not limited to, a new Demand Registration) as may be required for registration of the remaining Registrable Securities held by such Holders.

     6.3 Expenses of Registration. Except as provided in this Section 6.3, the Company shall bear all Registration Expenses incurred in connection with the Demand Registration and any Piggyback Registration. All Selling Expenses incurred by the Company relating to Registrable Securities included in any Demand Registration and Piggyback Registration shall be reimbursed by Agent.

     6.4 Registration Procedures. In the case of each registration effected by the Company pursuant to this Section 6, the Company will keep Agent advised in writing as to the initiation of such registration and as to the completion thereof. The Company will use its reasonable efforts to:

          (a) cause such registration to be declared effective by the SEC and, in the case of a Demand Registration, keep such registration effective for a period of two years or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement;

          (c) obtain  appropriate  qualifications  of the securities  covered by
such   registration   under  state   securities  or  "blue  sky"  laws  in  such
jurisdictions as may be requested by Agent;

          (d) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Agent from time to time may reasonably request;

          (e) notify Agent at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of Agent, prepare and furnish to Agent a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing; cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

          (f) provide a transfer agent and registrar for all Registrable Securities covered by such registration and, if necessary, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

          (h) in connection with any underwritten registration, the Company will enter into an underwriting agreement reasonably satisfactory to Agent containing customary underwriting provisions, including indemnification and contribution provisions.

     6.5 Indemnification.

          (a) The Company will indemnify Holder, each of Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Section 6 or otherwise, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claims, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 6.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each of the Holders, to the extent it is a holder of Registrable Securities included in any registration effected pursuant to this Section 6, shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by Agent on behalf of such Holder; provided, however, that (x) such Holder shall not be liable hereunder for any amounts in excess of the net proceeds received by such Holder pursuant to such registration, and (y) the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent has not been unreasonably withheld).

          (c) Each party entitled to indemnification under this Section 6.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel selected by the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section
6.5 to the extent such failure is not prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 6.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     6.6 Lock-up Agreement. The Holders agree and acknowledge that the offer and sale of Registrable Securities under a Demand Registration may adversely affect the marketability of the Company's Common Stock. Each of the Holders agrees that during any three month period, no Holder shall sell, or cause or permit the sale of, more than one-third of the Registrable Securities held by such Holder and registered under a Demand Registration.

     6.7 Other Obligations. With a view to making available the benefits of certain rules and regulations of the SEC which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

          (a) after its initial registration under the Securities Act, exercise best efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

          (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of Agent on behalf of the holder of such Registrable Securities, promptly remove any restrictive legend from the certificates evidencing such securities, at no cost to Agent or such holder where such holder is a Holder hereunder, and at the cost of Agent in any other case;

          (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after its initial registration under the Securities Act;

          (d) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (e) furnish Agent upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time following the effective date of the first registration statement filed by the Company under the Securities Act for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule
144A) allowing a holder of Registrable Securities to sell any such securities without registration.

     6.8 Termination of Registration Rights. The right of Agent to request inclusion of Registrable Securities in any registration pursuant to this Section 6 shall terminate at the date that is the earlier of: (a) that date that all Registrable Securities have been registered under the Securities Act has or otherwise been sold to the public in an open-market transaction under Rule 144; and (b) the fifth anniversary of the Closing Date; provided, however, that where a Company Deferral Notice has been given within 70 days prior to the date on which termination would otherwise occur, it shall not occur for 60 days beyond the end of the 60 day period during which a Demand Notice cannot be given pursuant to Section 6.2(b).

     6.9 Piggyback Registrations.

          (a) Request for Inclusion. At any time after the completion of a Public Offering (as defined in the Purchase Agreement), after the date hereof, if the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than a registration relating to either Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company will promptly give Agent written notice thereof and, subject to Section 6.9(c), shall include in such registration all of the Registrable Securities requested to be included therein pursuant to the written request of Agent received within twenty (20) days after delivery of the Company's notice.

          (b) Underwriting. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise Agent as a part of the written notice given pursuant to Section 6.9(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. Each Holder of Registrable Securities proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company.

          (c) Priorities. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the amount of securities requested to be included therein exceeds the amount of securities that can be sold in such offering, or if the Company and the managing underwriter shall in good faith determine to reduce the number of shares to be offered by the Company pursuant to a reasonable assessment of market conditions, (i) the number of Registrable Securities requested to be included in such Piggyback Registration, (ii) the number of securities determined by the directors of the Company in good faith to be sold by the Company, and (iii) the number of securities, if any, to be sold by any other security holders of the Company exercising Demand Registration rights in such offering, shall be reduced pro rata among the Holders on the basis of the percentage of the outstanding Common Stock held by such Holders.

7.   COMPANY COVENANTS

     The Company covenants and agrees with the Holders that:

     7.1 Reservation of Common Stock. The Company will reserve and keep available that maximum number of its authorized but unissued Common Stock as may be required for the issuance of Conversion Shares and the Warrant Shares.

     7.2 Reverse Stock Split. The Company agrees to use its best efforts to effect a consolidation of its issued and outstanding shares of Common Stock on a four (old) share for one (new) share basis, no later than 90 days after the Closing Date (the "Reverse Stock Split"). The Company shall provide the Agent with Articles of Amendment to the Company's Articles of Incorporation effecting the reverse split, certified by the Secretary of State of Florida, as soon as practicable following the Reverse Stock Split. In the event such Reverse Stock Split is not effected before June 30, 2002, certain amendments to the Debenture Amendments and the Warrant Amendments shall be terminated, rescinded, cancelled, null and void under the terms of Section 1.4 of this Agreement.

     7.3 Issuance of Additional Common Stock. The Company agrees that it will not for so long as: (a) CapEx or its affiliates holds Debentures in the aggregate principal amount of $300,000 or more, without the prior written consent of CapEx, and/or (b) DHB or its affiliates holds Debentures in the aggregate principal amount of $200,000 or more, without the prior written consent of DHB:

          (a) issue Equity Securities to cause the Fully Diluted Capital of the Company to exceed 6,250,000 shares of Common Stock, after giving effect to the Reverse Stock Split, unless such Equity Securities are issued for consideration in cash or with a Fair Market Value in excess of $2.00 per share of Common Stock (as calculated on a post Reverse Stock Split basis); or

          (b) issue Equity Securities to cause the Fully Diluted Capital of the Company to exceed 7,500,000 shares of Common Stock, after giving effect to the Reverse Stock Split.

For the purposes of this Section 7.3, "Fully Diluted Capital" means the issued and outstanding shares of Common Stock on a fully diluted basis (after giving effect to conversion, exchange, exercise or otherwise of preferred stock, convertible debentures, convertible instruments, options warrants or other rights to acquire Common Stock); provided however:

          (i) that such calculation of the Fully Diluted Capital shall not include the shares of Common Stock issuable upon conversion of the Debentures; and

          (ii) the references to 6,250,000 shares and $2.00 in subsection (a) above and the calculation of Fully Diluted shall be adjusted to give effect to any capital reclassification, stock dividend, subdivision, split up, combination, consolidation or other reorganization of Common Stock.

     7.4 Board Meeting Attendance. Until such time as either (a) 75% of the principal amount of the Debentures has been converted into the Company's Common Stock, or (b) the Debentures shall have been repaid in full, Agent shall be entitled to receive notice of and to have a representative attend all meetings (including telephonic meetings) and all adjournments of meetings of the Board of Directors and any committee thereof (including committees comprised of both directors and non-directors). Failure to provide notice (on the same basis as is required for all board members and in any event not less than three business days') of or to permit such representative to attend such meeting shall constitute a material breach of the provisions of this Agreement. Such representative shall sign a confidentiality agreement as may reasonably be required by the Company to comply with applicable law, including but not limited to Regulation FD as promulgated by the SEC, and such representative shall have no voting rights at any such meeting, but shall be entitled to participate fully in all discussions that take place thereat.

8.   CAPEX AS AGENT FOR THE HOLDER

     8.1 Ratification of CapEx as Agent. Each Holder hereby ratifies the appointment of CapEx, L.P. as its agent (in such capacity, "Agent"), under the terms set forth in Section 8 of the Purchase Agreement.

9.   EXPENSE REIMBURSEMENT

     The Company hereby agrees to reimburse Agent on behalf of the Holders for all of its out-of-pocket expenses incurred in connection with the transactions contemplated hereby, including all out-of-pocket expenses (including filing fees and other third party charges) incurred in connection with its third party due diligence costs, the preparation and negotiation of this Agreement, the Debenture Amendments, the Warrant Amendments, and all other documents evidencing the transactions contemplated herein (including reasonable attorneys' fees).

10.  MISCELLANEOUS

     10.1 Currency. Except as may be otherwise expressly provided, all dollar amounts herein are references to United States dollars.

     10.2 Governing Law. This Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Colorado.

     10.3 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by or on behalf of the Holders and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     10.4 Successors and Assigns. Except as provided in Section 8.11 of the Purchase Agreement, neither Holder shall be entitled to assign its rights under this Agreement or any of the other Transaction Documents, without the consent of the Company, which consent shall not be unreasonably withheld or delayed; provided always, however, that no such consent shall be required for either Holder to assign such rights to any person or group of persons controlling or owning the majority of all beneficial interests in such Holder, any other entity controlled by such person or persons, or an entity controlled by such Holder, provided that such entity shall continue to be so controlled by such persons or such Holder as applicable. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     10.5 Entire Agreement; Amendment and Waiver. The Purchase Agreement, this Agreement, the Schedules and Exhibits hereto and the other documents expressly delivered pursuant hereto or thereto supersede any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby, and constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth or incorporated by reference herein and therein. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the Holders.

     10.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10.7 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, and if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent:

to the Company at:

            The Neptune Society, Inc.
            3500 Olive Street, Suite 1430
            Burbank, California
            Attention: Marco Markin, Chief Financial Officer to the Holders at:

            c/o CapEx, L.P.
            518 17th St., Suite 1700
            Denver, CO  80202
            Telecopier No. (303) 869-4644
            Telephone No. (303) 869-4700
            Attention:  Evan Zucker, Managing Partner

with a copy to:

            D.H. Blair Investment Banking Corp.
            44 Wall Street, 2nd Floor
            New York, NY 10005
            Telecopier No. (212) 514-7837
            Telephone No. (212) 495-4595
            Attention: Martin Bell

or at such other address as the Company or Agent on behalf of Holders may designate by ten (10) days advance written notice to the other parties hereto.

     10.8 Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

     10.9 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein.

         [This space intentionally left blank - signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the ___ day of March, 2002.

COMPANY:

THE NEPTUNE SOCIETY, INC.


By: /s/ Marco Markin
    -------------------------------------------------
Name: Marco Markin
      -----------------------------------------------
Title: CEO
       ----------------------------------------------



HOLDERS:

CAPEX, L.P.                               D.H. BLAIR INVESTMENT BANKING CORP.

By Its General Partner, RBP, LLC


By: /s/ Evan Zucker                       By:  /s/ J. Morton Davis
    -------------------------------            -------------------------------
    Name:  Evan Zucker                         Name:  J. Morton Davis
    Title:  Managing Member                    Title:  Chairman

Acknowledgement

The undersigned guarantors hereby acknowledge and consent to the foregoing Agreement and the amendments to the Convertible Debentures contemplated thereby.

NEPTUNE SOCIETY OF AMERICA, INC.


By: /s/ Marco Markin
    -------------------------------------------------
Name: Marco Markin
      -----------------------------------------------
Title: Director
       ----------------------------------------------



NEPTUNE MANAGEMENT CORP.


By: /s/ Marco Markin
    -------------------------------------------------
Name: Marco Markin
      -----------------------------------------------
Title: CEO
       ----------------------------------------------



HERITAGE ALTERNATIVES, INC.


By:  /s/ Rodney Bagley
      -----------------------------------------------
Name: Rodney Bagley
      -----------------------------------------------
Title: Director, Treasurer
      -----------------------------------------------

                                    Exhibit A

                       FORMS OF DEBENTURE AMENDMENT NO. 1

                                    Exhibit B

                        FORMS OF WARRANT AMENDMENT NO. 1